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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 18, 2006
                Date of report (Date of earliest event reported)

                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

    Maryland                        1-10360                      52-1622022
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                              11200 Rockville Pike
                            Rockville, Maryland 20852
  (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 255-4700
              (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is
           intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   __  Writing communications pursuant to Rule 425 under the Securities Act
                              (17 CFR 230.425)

   __  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                             (17 CFR 240.14A12)

   __  Pre-commencement communications pursuant to Rule 14d-2(b) under the
                     Exchange Act (17 CFR 240.14d-2(b))

   __  Pre-commencement communications pursuant to Rule 13e-4(c) under the
                     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01 Change in Control of Registrant

         On January 18, 2006, pursuant to an Agreement and Plan of Merger dated as of October 6, 2005, as amended and restated on November 30, 2005 (the "Merger Agreement"), CDP Capital-Financing Inc., a wholly-owned subsidiary of Caisse de depot et placement du Quebec, acquired CRIIMI MAE Inc. ("CRIIMI MAE"), by means of a merger of Cadim W.F. Co. ("Cadim") with and into CRIIMI MAE. Upon consummation of the merger, each share of common stock, par value $.01 per share of CRIIMI MAE issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive $20.00 in cash, without interest thereon. Each share of common stock of CRIIMI MAE held by CRIIMI MAE's subsidiaries was canceled. Each share of CRIIMI MAE's Series B Preferred Stock issued and outstanding immediately prior to the effective time of the merger remains outstanding as a share of Series B Preferred Stock of the surviving corporation without any change or modification to the rights, preferences or voting power of such share or holder. In accordance with the terms of the Series B Preferred Stock, shares of Series B Preferred Stock will not be convertible into shares of the surviving corporation's common stock. Each issued and outstanding share of common stock of Cadim was converted into a share of common stock of the surviving corporation.

         The aggregate consideration payable to the former holders of common stock of CRIIMI MAE was approximately $322 million. Such funds were obtained by CDP Capital-Financing, Inc. from the issuance of common shares to the Caisse de depot et placement du Quebec, which purchased them with its own funds. Upon the consummation of the merger, the directors and officers of Cadim became the officers and directors, respectively, of the surviving corporation.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

EXHIBITS NO.   DESCRIPTION
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99.1           Press Release on January 18, 2006 announcing completion of merger


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRIIMI MAE INC.


Date:    January 18, 2006               By: /S/ Marisa Giannetti
                                           ------------------------------
                                            Name: Marisa Giannetti
                                            Title: Vice President


                                        By: /S/ Line Lefebvre
                                           ------------------------------
                                            Name: Line Lefebvre
                                            Title: Vice President